Exhibit 99.1
1 Welcome!
2013 Annual Meeting Steve DavisChairman and Chief Executive Officer Wednesday, August 21, 2013 2

Board of Directors

Larry C. Corbin

Michael J. Gasser

E. Gordon Gee

Mary Kay Haben

E.W. (Bill) Ingram III

Cheryl L. Krueger

G. Robert Lucas

Eileen A. Mallesch

Paul S. Williams

Steven A. Davis

Bob Evans FARMS® THE BOB EVANS FAMILY OF BRANDS Bob Evans Bob Evans Owens

3
Management and the Board are Aligned with Shareholders 938 thousand shares owned collectively(1); more than 1 million shares owned including shares held in deferred compensation plansRepresents 2x mandatory share ownership guidelinesCollective ownership position places group within "top 10" of all shareholders(1) Bob Evans Farms Inc. 7-12-13 definitive proxy statement, reflecting beneficial share ownership as of 6-21-13. Officer and Board Share Ownership 4
5 Welcome!
Voting Results Electing the ten director nominees named in our proxy statementApproving the advisory resolution on executive compensationApproving the Bob Evans Farms, Inc. 2010 Equity and Cash Incentive Plan, as amended Ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

- Negative publicity or litigation regarding allegations of food-related illness,
- Failure to achieve and maintain positive same-store sales,
- Changing business conditions, including energy costs,
- Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets
- Competition in the restaurant and food products industries,
- Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
- Changes in the cost or availability of acceptable new restaurant sites,
- Adverse weather conditions in locations where we operate our restaurants,
- Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
- Consumer acceptance of our restaurant concepts in new geographic areas, and
- Changes in hog and other commodity costs.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.

Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Bob Evans FARMS® THE BOB EVANS FAMILY OF BRANDS Bob Evans Bob Evans Owens
7
The Company uses non-GAAP financial measures within this presentation. These financial measures are used by management to monitor and evaluate the ongoing performance of the Company. The Company believes that the additional measures are useful to investors for financial analysis. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Please refer to the Company's June 3, 2009, and June 5, 2013, Form 8-K filings for details and reconciliations concerning these adjustments. Non-GAAP Financial Measures 8
9 GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS COMPANY FACT SHEET FISCAL 2014 Q1 NASDAQ: BOBE NEW RESTAURANTSFY'14 4FY'15E up to 10 560 Restaurants 19 StatesAs of 7/26/13 190 60 16 21 3 51 31 38 8 3 7 28 23 3 17 7 4 48 REMODELSFY'14E 228 AVERAGE UNIT VOLUME $1.74 million (FY' 13) "Discover farm-fresh goodness" FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Sides, Frozen and Food ServiceSold at 30,000+ retail locations in 50 states, Ontario and Mexico BEF FOODS, INC. BOB EVANS RESTAURANTS "Come see what's cooking" Bob Evans Bob Evans/Owens Bob Evans Growth Markets 2 Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans Restaurants operates 560 full-service restaurants located in 19 states with a heavy concentration in the Midwest. BEF Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels..
Steven A. Davis Chairman and Chief Executive Officer 10
BOB EVANS RESTAURANTS 11 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.
Source: IFMA Forecast & Outlook '82-'11 Technomic '12 Bob Evans is Well-Positioned to Capture Both Grocery and Restaurant Consumption Percent Dollars Spent Over Time 12 (CHART) $12 Billion+(The value of a single share point)
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 13 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 14 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
Mimi's Cafe Divestiture Improves Adjusted Operating Margin Profile FY 2004 (pre-Mimi's) FY 20131 FY 2014 Guidance2 1 FY 2013 adjusted operating margin is a non-GAAP measure and includes $149.5 million of non-GAAP adjustments comprised of $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi's Cafe, respectively. 2 For additional details concerning FY 2014 guidance, see the Company's 1Q Fiscal 2014 earnings release dated August 19, 2013. (CHART) (CHART) 7.8-8.3% 8.5-9.0% 8.0-8.5% BER BEF Consol Mimi's 8.2% 8.8% 6.6% -2.3% 15

Key Components of 8-12%* Long Term Annual Adjusted EPS Growth Guidance

	Avg. Annual Net Sales Growth:	Margin Innovation: (300-350 basis point improvement)
Bob Evans RESTAURANT	**3.0% to 3.5%** ✓Up to 10 new restaurants annually beginning FY 2015	✓*workforce management* ✓*food cost optimization* ✓*menu management* ✓*FFR 2.0*
BEF foods, inc.	**6.0% to 7.0%** ✓Refrigerated side dish and food service products to drive growth	✓*plant optimization* ✓*Implement Lean manufacturing w/side dish production* ✓*transformational systems upgrades*
Bob Evans FARMS®	✓***ERP implementation*** ✓***S, G & A optimization*** ✓***refinancing/interest reduction***	

** assumes constant share count*

16
FY 2018E 1 FY 2013 adjusted operating margin is a non-GAAP measure and includes $149.5 million of non-GAAP adjustments comprised of $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi's Cafe, respectively. 2 For additional details concerning FY 2014 guidance, see the Company's 1Q Fiscal 2014 earnings release dated August 19, 2013. FY 20131 (CHART) BER BEF Consol Mimi's 8.2% 8.8% 16.6% -2.3% 17 FY 2014 Guidance2 (CHART) 17.8-8.3% 8.5-9.0% 8.0-8.5% (CHART) Transformations Drive Estimated Five Year 300-350 Adjusted Operating Margin Basis Point Improvement
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 18 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
(CHART) Accelerated Farm Fresh Refresh Program Complete by FY2014 19 Approximate % of Chain Remodeled by Fiscal Year ROI approximately 20%SSS% outperformancevs. non-remodeledrestaurants (32 units) (87 units) (195 units) (228 units)
(CHART) * 40% sales flow-through assumed Farm Fresh Refresh Financial Impact Improves Free Cash Flow in FY2015 -$2.7 -$5.9 -$6.8 20 # of remodels 195 0 87 228 Impact to P&L ($ millions) $0.0
21 Dine-inOff-PremiseRetailTotal 2013 88.0%11.0%1.0%100.0% 2018E~75%100.0% 25% 200990.0%8.0%2.0%100.0% Total off-premise sales goal: 25% of sales mix Farm Fresh Refresh Enables Bold Goal of 25% Off-Premise Sales by FY2018
New Restaurant Opening Strategy 22 NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS Up to 4 new restaurants planned for FY 2014. Up to 10 new restaurants annually beginning FY 2015. Fort Smith, AR
New Restaurant Prototype: Finneytown, Ohio 23 Objectives:Accentuate Farm heritageLeverage Farm Fresh Refresh program insightsReduce building cost through efficient designTest new "back-of-the- house" technologies and layouts Opening late September 2013

Bob Evans Express Licensing Opportunity



Bob Evans express
BE
express

First location, BMW USA manufacturing plant in Spartanburg, SC, opened August 19, 2013

- *Partnering with AVI Food Systems, Inc.*
- *Increases brand awareness in existing and new geographies and new venues*
- *Popular favorites covering all day parts*
- *High quality menu to ensure serving guests in a quick manner*

24

BEF Foods Transformation Continues (CHART) Side Dishes Other 3% Frozen 5% FoodService Sausage 29% 24% 39% FY 2013 Sales Mix (pounds) (CHART) Side Dishes Other Frozen Sausage 14% 36% 29% FY 2009 Sales Mix (pounds) Food Service 14% 7% Net Sales (FY'13) $349 million26% of total (excluding Mimi's Cafe Segment) 25
26 Kettle Creations Plant Expansion Drives Vertical Integration Accelerated product innovationProprietary manufacturing capabilityOpportunities to drive food service business during off- peak productionProfitable growth reduces reliance on sausage business October 2013 completion
Adds 60,000 sq. feet to facility165,000 total sq. feet after expansionTwo new 57,000 sq. foot production lines, with a third to be added later 27 Sulphur Springs Plant Expansion EnablesSales Growth and New Distribution October 2013 completion
1 FY 2009, FY 2012, and FY 2013 adjusted operating income are non-GAAP measures and include non-GAAP adjustments of $0.4 million, ($0.8) million and $168.3 million, respectively. For additional detail concerning these adjustments, see registrant's June 3, 2009, and June 5, 2013, Form 8-K filings. For additional details concerning FY 2014 guidance, see the Company's 1Q Fiscal 2014 earnings release dated August 19, 2013. (CHART) BEF Foods Transformations Offset $20-$25 Million Estimated Impact in Fiscal 2014 28 Adjusted Operating Income ($ millions)1 FY 12No Mitigation Launched lean mfg. programTransitioned from DSD to warehouseExpanded side dish products (Kettle Creations acquisition)Optimized sausage plant network Avg Sow Cost $44.93 $61.58 $53.87 $65-$70
300-350 Basis Point Margin Improvement Backed by Past Productivity Performance 29 Fiscal Yr. Fiscal Yr. 2013 2009 Consolidated Cost of Sales 30.3% 30.7% Consolidated Op. Wages 31.7% 34.1% Total Prime Costs 62.0% 64.8% (CHART) Sources of Recent Cost Savings Initiatives Reflect Enterprise-Wide Focus on Productivity supply chain cost of sales labor Categorization of cost savings initiativesreflects company estimates. Improvement40bps240bps280bps
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 30 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
31 (CHART) $455 CapExNote: excludes Mimi's Cafe $52 Acquisitions Dividends $160 Share Repurchases $402 A Track Record of Balanced Capital Allocation Fiscal 2007-2013 ($ millions)
Annual Dividend Rate has Doubled SinceFY 2009 (CHART) 101% Increase(quarterly dividend raised to $0.31 as of August 19, 2013/$1.24 annually) 32
33 (CHART) ($ millions) Share Repurchases Capital Expenditures 2 Transforming our Company and Rewarding Shareholders Restructuring/Rebuilding Transforming for Growth 1 For additional details concerning FY 2014 guidance, see the Company's 1Q Fiscal 2014 earnings release dated August 19, 2013.2 Note: excludes Mimi's Cafe. 1
34 (CHART) ($ millions) Investing Efficiently with Prudent Debt Management Net Debt Capital Expenditures 1 Restructuring/Rebuilding Transforming for Growth 1 Note: excludes Mimi's Cafe.
Evolution of our Capital Allocation Strategy 35 $401M After significant capital investment in fiscal 2014 ($175-$200M), we expect to:target a 3.0x debt/EBITDAR ratio, with additional leverage capacity for restaurant incubator or bolt-on foods acquisitionsreduce annual capital expenditures to maintenance levels plus provision for future CapEx growthincrease free cash flow for share repurchase and dividend programs
36 +37% Dow Jones +34% S&P 500 +81% BOBE +56% NASDAQ Five Year % Change in Price (07/26/13) BOBE's Long Term Share Performance
37 +21% Dow Jones +24% S&P 500 +34% BOBE +25% NASDAQ One Year % Change in Price (07/26/13) BOBE's Short Term Share Performance
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 38 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
39 Q&A 2013 Annual Meeting
Thank you! 40